Exhibit 24.1

Date: April 25, 2008

POWER OF ATTORNEY

Know all men by these presents that each of the undersigned do hereby make, constitute and appoint Frank J. Marinaro as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned are otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to: (i) Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any application for EDGAR access codes, including without limitation the Form ID.

ML GLOBAL PRIVATE EQUITY FUND, L.P.

By:	MLGPE LTD.,
its general partner

By:	/s/ Frank J. Marinaro
	Name:	Frank J. Marinaro
	Title:	Vice President and Secretary

MLGPE LTD.

By:	/s/ Frank J. Marinaro
	Name:	Frank J. Marinaro
	Title:	Vice President and Secretary

ML HCA CO-INVEST, L.P.

By:	ML HCA CO-INVEST, LTD.,
its general partner

By:	/s/ Frank J. Marinaro
	Name:	Frank J. Marinaro
	Title:	Attorney-in-Fact

ML HCA CO-INVEST LTD.

By:	/s/ Frank J. Marinaro
	Name:	Frank J. Marinaro
	Title:	Attorney-in-Fact

ML GLOBAL PRIVATE EQUITY PARTNERS, L.P.

By:	MERRILL LYNCH GP INC.,
its general partner

By:	/s/ Frank J. Marinaro
	Name:	Frank J. Marinaro
	Title:	Vice President and Secretary

MERRILL LYNCH & CO., INC.

By:	/s/ Frank J. Marinaro
	Name:	Frank J. Marinaro
	Title:	Assistant Secretary

MERRILL LYNCH GROUP, INC.

By:	/s/ Frank J. Marinaro
	Name:	Frank J. Marinaro
	Title:	Attorney-in-Fact

MERRILL LYNCH VENTURES L.P. 2001

By:	MERRILL LYNCH VENTURES, LLC,
its general partner

By:	/s/ Frank J. Marinaro
	Name:	Frank J. Marinaro
	Title:	Vice President and Secretary

MERRILL LYNCH VENTURES, LLC

By:	/s/ Frank J. Marinaro
	Name:	Frank J. Marinaro
	Title:	Vice President and Secretary

POWER OF ATTORNEY
To Prepare and Execute Documents Pursuant to Sections 13 and 16
of the Securities Exchange Act of 1934, as Amended,
and Rules Thereunder, by and on Behalf of

MERRILL LYNCH GROUP, INC.

Know all by these presents, that the undersigned hereby constitutes and appoints Frank J. Marinaro and Katherine Hudson Zrike each individually its true and lawfully attorney-in-fact to:

(1)           prepare and execute, for and on behalf of the undersigned, any and all forms, schedules, reports and other documents relating to Merrill Lynch Group, Inc.’s direct or indirect ownership of securities that are required to be filed with the United States Securities and Exchange Commission pursuant to Section 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules thereunder (collectively, the “Exchange Act”);

(2)           do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to comply with the requirements of Sections 13 and 16 of the Exchange Act including, but not limited to, executing documents required by said sections of the Exchange Act and effecting the timely filing thereof with the United States Securities and Exchange Commission and any other authority; and

(3)           take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as each such attorney-in-fact may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as each such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Sections 13 or 16 of the Exchange Act

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of February 2001.

MERRILL LYNCH GROUP, INC.

By:	/s/ Stanley Schaefer
Stanley Schaefer
Vice President

POWER OF ATTORNEY

To Prepare and Execute Documents Pursuant to Sections 13 and 16

of the Securities Exchange Act of 1934, as Amended,

and Rules Thereunder, by and on Behalf of

ML HCA CO-INVEST LTD

Know all by these presents, that the undersigned hereby constitutes and appoints Frank J. Marinaro and Jonathan N. Santelli each individually its true and lawfully attorney-in-fact to:

(1)           prepare and execute, for and on behalf of the undersigned, any and all forms, schedules, reports and other documents relating to ML HCA Co-Invest Ltd’s direct or indirect ownership of securities that are required to be filed with the United States Securities and Exchange Commission pursuant to Section 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules thereunder (collectively, the “Exchange Act”);

(2)           do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to comply with the requirements of Sections 13 and 16 of the Exchange Act including, but not limited to, executing documents required by said sections of the Exchange Act and effecting the timely filing thereof with the United States Securities and Exchange Commission and any other authority; and

(3)           take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as each such attorney-in-fact may approve in his or her discretion,

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as each such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Sections 13 or 16 of the Exchange Act.

IN WITNESS HEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of April 2008.

ML HCA CO-INVEST LTD

By:	/s/ Mandakini Puri
Mandakini Puri
Director